                                                                   EXHIBIT 10.30


                                PLEDGE AGREEMENT


        This Pledge Agreement, dated November 1, 1997 ("Agreement"), is made by [SEE ITEM 1 IN ANNEX A] (the "Investor"), to WGL Holdings, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

        WHEREAS, the Investor has entered into that certain Management Subscription Agreement, dated as of November 1, 1997 (the "Subscription Agreement"), pursuant to which the Investor has subscribed for [SEE ITEM 2 IN ANNEX A] shares (the "Subscription Agreement Shares") of the common stock, par value $.001 per share, of the Company ("Common Shares"), and capitalized terms not defined herein but defined therein are used herein as therein defined; and

        WHEREAS, the Investor has executed that certain Promissory Note, dated as of November 1, 1997, payable to the Company (the "Note"), in consideration for the Subscription Agreement Shares; and

        WHEREAS, the Investor is the legal and beneficial owner of the Pledged Shares (as hereinafter defined); and

        WHEREAS, it is a condition precedent under the Subscription Agreement to the issuance of the Subscription Agreement Shares that the Investor shall have made the pledge contemplated by this Agreement;

        NOW, THEREFORE, in consideration of the premises and to induce the Company to issue the Subscription Agreement Shares pursuant to the Subscription Agreement, the Investor hereby agrees with the Company, for the benefit of the Company, as follows:

        SECTION 1. PLEDGE. The Investor hereby pledges to the Company, for the benefit of the Company, and grants to the Company, for the benefit of the Company, a security interest in, the following (the "Pledged Collateral"):

                           (i) all of (x) the Subscription Agreement Shares and
                  (y) all other Common Shares or other securities of the Company owned by the Investor, all of which are listed on Schedule I hereto (collectively, the "Pledged Shares");

                         (ii) all additional Common Shares or other securities
                  of the Company from time to time acquired by the Investor pursuant to any Company stock option, stock grant or employment related program (any such securities being "Additional Shares");

                       (iii) the certificates representing the shares referred
                  to in clauses (i) and (ii) above; and

                         (iv) all dividends, cash, instruments and other
                  property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, "Proceeds").

        SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Pledged Collateral is security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Obligations (as such term is defined in the Note) of the Investor pursuant to the Note, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise.

        SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Company pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Company. The Company shall have the right, at any time in its discretion and without notice to the Investor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Company shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. The Investor makes the following representations:

        (a) The Investor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, except for the lien created by this Agreement.

        (b) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of, and for the benefit of, the Company securing the payment of all of the Obligations.

        (c) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by the Investor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement or the Note by the Investor, or (ii) for the exercise by the Company of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally.

        SECTION 5. FURTHER ASSURANCES, ETC. (a) The Investor agrees that at any time and from time to time, at the cost and expense of the Investor, the Investor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Company may request, in order to perfect and protect the lien granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

        (b) The Investor agrees to defend the title to the Pledged Collateral and the lien thereon of the Company against the claim of any other Person and to maintain and preserve such lien until indefeasible payment in full of all of the Obligations secured hereby (the "Secured Obligations").

                  SECTION 6.  VOTING RIGHTS; DIVIDENDS; ETC.

        (a) As long as no Default or Event of Default (as each such term is defined in the Note) shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Company to the Investor):

                           (i) The Investor shall be entitled to exercise any
                  and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that the Investor shall not exercise or shall refrain from exercising any such right if, in the Company's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                       (ii) The Company shall execute and deliver (or cause to
                  be executed and delivered) to the Investor all such proxies and other instruments as the Investor may reasonably request for the purpose of enabling the Investor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

        (b) The Company shall at all times be entitled to receive and retain all Proceeds, which amounts shall be applied toward payment of the Secured Obligations; PROVIDED, HOWEVER, that as long as no Default or Event of Default shall have occurred and be continuing, the Investor shall be entitled to receive and retain the portion of the Proceeds equal to the amount due and payable by the Investor in respect of such Proceeds for local, state and federal income taxes. Any Proceeds received by the Investor shall be received in trust for the benefit of the Company, be segregated from the other property or funds of the Investor, and be forthwith delivered to the Company to be applied toward payment of the Secured Obligations or, at the sole discretion of the Company, to be held as Pledged Collateral in the same form as so received (with any necessary indorsement).

        (c) The Company shall at all times be entitled to receive and retain all

                           (i) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Shares or Additional Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (ii) cash paid, payable or otherwise distributed in
                  redemption of, or in exchange for, any Pledged Collateral,

         all of which shall be forthwith delivered to the Company to be applied toward payment of the Secured Obligations and shall, if received by the Investor, be received in trust for the benefit of the Company, be segregated from the other property or funds of the Investor, and be forthwith delivered to the Company to be applied toward payment of the Secured

          Obligations; PROVIDED, HOWEVER, that as long as no Default or Event of Default shall have occurred and be continuing, the Investor shall be entitled to receive and retain the portion of such amounts equal to the amount due and payable by the Investor in respect thereof for local, state and federal income taxes.

        (d) The Company shall at all times be entitled to receive and retain all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to the Company to hold as Pledged Collateral and shall, if received by the Investor, be received in trust for the benefit of the Company, be segregated from the other property or funds of the Investor, and be forthwith delivered to the Company to be held as Pledged Collateral in the same form as so received (with any necessary indorsement).

        (e) The Investor shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may request for the purpose of enabling the Company to exercise the rights which it is entitled to exercise pursuant to subsections (b), (c) and (d) above.

        (f) Upon the occurrence and during the continuance of a Default or an Event of Default:

                           (i) Upon notice by the Company to the Investor, all
                  rights of the Investor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Company which shall thereupon have the sole right to exercise such voting and other consensual rights.

        (g) The Investor shall, if necessary to permit the Company to exercise the voting and other rights which it may be entitled to exercise pursuant to
Section 6(f)(i) above and to receive all dividends and distributions which it may be entitled to receive under this Section 6, execute and deliver to the Company, from time to time and upon written notice of the Company, appropriate proxies, dividend payment orders and other instruments as the Company may reasonably request. The foregoing shall not in any way limit the Company's power and authority granted pursuant to Section 8 hereof.

        SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Except as expressly provided in Section 7(c) below, the Investor agrees that it will not
(i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien created pursuant to this Agreement.

        (b) The Investor agrees that it will (i) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (ii) promptly (and in any event within three business days) deliver to the Company a Pledge Amendment, duly executed by the Investor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or other instruments representing or evidencing the same. The Investor hereby (i) authorizes the Company to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares listed on any Pledge

Amendment delivered to the Company shall for all purposes hereunder constitute Pledged Shares and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

        (c) If the Investor desires to sell Pledged Shares (including any Additional Shares) to an unaffiliated third party for cash (including any such Additional Shares, the "Sale Shares"), the Company shall, subject to the reasonable discretion of the Company and applicable law, use reasonable efforts to release the Sale Shares from the lien created by this Agreement and take such further actions that the Company may deem to be necessary or desirable in order to allow consummation of such a sale for such purpose; PROVIDED, HOWEVER, that
(i) all such cash paid, payable or otherwise distributed in exchange for the Sale Shares shall be applied in accordance with Section 11(e) of this Agreement,
(ii) the Investor shall comply with all laws applicable to any such transaction and (iii) the Sale Shares shall not be sold hereunder for an amount less than the fair market value of the Sale Shares, as may be determined in good faith by the Board of Directors of the Company, provided that any sale of Sale Shares listed on a national securities exchange or quoted on NASDAQ shall be deemed to be made for the fair market value thereof.

        SECTION 8. COMPANY APPOINTED ATTORNEY-IN-FACT AND PROXY. The Investor hereby irrevocably constitutes and appoints the Company and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Investor and in the name of the Investor or in its own name, from time to time in the Company's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Company may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Investor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(f) hereof. The Investor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full.

        SECTION 9. COMPANY MAY PERFORM. If the Investor fails to perform any agreement contained herein, the Company may itself perform, or cause performance of, such agreement, and the expenses of the Company incurred in connection therewith shall be payable by the Investor under Section 12 hereof and constitute Secured Obligations secured hereby.

        SECTION 10. REASONABLE CARE. The Company shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Company accords its own property, it being understood that the Company shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Company has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

        SECTION 11. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

        (a) The Company may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Company may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Company or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Company may deem commercially reasonable. The Investor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Investor thereof and, in the case of a sale, of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Company shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Investor hereby waives any claims against the Company arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Company accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

        (b) If the Company shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to this Section 11, the Investor agrees that, upon request of the Company, the Investor will, at its own cost and expense execute and deliver all such instruments and documents as may be necessary or, in the opinion of the Company, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act").

        (c) The Investor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Company may, at its option, elect not to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Investor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Company shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the registration of such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Investor would agree to do so.

        (d) If the Company determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Investor shall, from time to time, furnish to the Company all such information as the Company may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Company.

        (e) Any cash held by the Company as Pledged Collateral and all cash proceeds received by the Company in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Company:

        First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Company and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Company in connection therewith or pursuant to Section 9 hereof;

        Next, to the Company for the payment in full of the Secured Obligations; and

        Finally, after payment in full of all of the Secured Obligations, to the Investor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

        The Investor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Company by reason of the failure by the Investor to perform any of the covenants contained in this
Section 11 and, consequently, agrees that, if the Investor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Company shall demand compliance with this Section 11, subject to the foregoing provisions of this Section 11(e) regarding application of proceeds.

        SECTION 12. EXPENSES. The Investor will upon demand pay to the Company the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Company's counsel and of any experts and agents, which the Company may incur after an Event of Default in connection with
(i) realization upon any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights and remedies hereunder of the Company or (iii) the failure by the Investor to perform or observe any of the provisions hereof.

        SECTION 13. SECURITY INTEREST ABSOLUTE. All rights of the Company and security interests hereunder, and all obligations of the Investor hereunder, shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of any
                  provision of the Subscription Agreement, the Note or any other document, agreement or instrument relating thereto;

                         (ii) any change in the time, manner or place of payment
                  of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Subscription Agreement, the Note or any other document, agreement or instrument relating thereto; or

                         (iii) any other circumstance which might otherwise
                  constitute a defense available to, or a discharge of, a borrower or a pledgor.

        SECTION 14. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Investor herefrom shall in any event be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, addressed as follows:

         IF TO THE INVESTOR:

         [SEE ITEM 3 IN ANNEX A]

         IF TO THE COMPANY:

         WGL Holdings, Inc.
         10,000 Wehrle Drive
         Clarence, New York 14031
         Attention: President
         Telecopy No.: (716) 759-5527

         with a copy to:

         Steven D. Rubin, Esq.
         Weil, Gotshal & Manges LLP
         700 Louisiana, Suite 1600
         Houston, Texas 77002
         Telecopy No.:     (713) 224-9511

or at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this
Section 15. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively.

        SECTION 16. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES OR OBLIGATIONS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon the Investor, his heirs and assigns, and (iii) inure, together with the rights and remedies of the Company hereunder, to the benefit of and be enforceable by the Company and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Company may assign or otherwise transfer the Note or Obligation owing to it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Company herein or otherwise with respect to such Note or such of the Obligations so transferred or assigned. Upon the payment in full of the Obligations, the Investor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

        SECTION 17. GOVERNING LAW; SEVERABILITY; TERMS. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, other than the conflict of laws rules or principles thereof. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Subscription Agreement, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

        SECTION 18. WAIVER OF JURY TRIAL. THE INVESTOR WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENT, AGREEMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE COMPANY.

        SECTION 19. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

        SECTION 20. CONSENT TO JURISDICTION. (a) Any legal action or proceeding with respect to this Agreement, the Pledged Collateral (including, without limitation, the Pledged Shares) or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Company and the Investor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

        (b) The Company and the Investor irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or the Investor, respectively, at its address provided herein.

        (c) Nothing contained in this Section 20 shall affect the right of any party hereto to serve process in any other manner permitted by law.

        IN WITNESS WHEREOF, the Investor has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                    INVESTOR:


                                          /S/ [SEE ITEM 1 IN ANNEX A
                                     -------------------------------------
                                          [SEE ITEM 1 IN ANNEX A]


Accepted and Acknowledged:

WGL HOLDINGS, INC.


By:   [SEE ITEM 4 IN ANNEX A]

                         SCHEDULE I TO PLEDGE AGREEMENT


                                  STOCK
                                CERTIFICATE
        CLASS OF STOCK             NO(S)                 PAR VALUE           NUMBER OF SHARES
        --------------          -----------              ---------           -----------------
Common Stock               [SEE ITEM 5 IN ANNEX A]        $.001           [SEE ITEM 6 IN ANNEX A]


                               SCHEDULE II TO PLEDGE AGREEMENT

                                      PLEDGE AMENDMENT



                           This Pledge Amendment, dated [SEE ITEM 7 IN ANNEX A]
                  is delivered pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated November 1, 1997, between the undersigned and WGL Holdings, Inc. and that the Additional Shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations of the undersigned. The terms defined in the Pledge Agreement are being used herein as therein defined.



                                           /S/ [SEE ITEM 1 IN ANNEX A]
                                     -------------------------------------------
                                           [SEE ITEM 1 IN ANNEX A]



                                                            STOCK
                                                         CERTIFICATE
           ISSUER                  CLASS OF STOCK           NO(S)           PAR VALUE        NUMBER OF SHARES
           ------                  --------------        -----------        ---------        ----------------
     WGL Holdings, Inc.             Common Stock        [SEE ITEM 8 IN        $.001        [SEE ITEM 9 IN ANNEX A]
                                                           ANNEX A]


                                     ANNEX A


                  The foregoing form of Pledge Agreement was entered into by six Investors. The information omitted from the foregoing form of Pledge Agreement with respect to such Investors, which are designated below as parties A through F, respectively, is set forth below:


                  ITEM 1

                  Party A: Edward F. Voboril
                  Party B: Susan M. Bratton
                  Party C: Larry T. DeAngelo
                  Party D: Curtis F. Holmes
                  Party E: Arthur J. Lalonde
                  Party F: Richard W. Mott

                  ITEM 2

                  Party A: 570,000
                  Party B: 142,000
                  Party C: 256,000
                  Party D: 268,000
                  Party E: 180,000
                  Party F: 268,000

                  ITEM 3

                  Party A: Edward F. Voboril
                           33 Four Winds Way
                           Amherst, N.Y. 14226
                           Telecopy No.: (716) 759-8579

                  Party B: Susan M. Bratton
                           1621 North Forest Rd.
                           Williamsville, NY 14221
                           Telecopy No.: (716) 759-8579

                  Party C: Larry T. DeAngelo
                           6060 Whitegate Crossing
                           East Amherst, N.Y. 14051
                           Telecopy No.: (716) 759-8579

                  Party D: Curtis F. Holmes
                           8125 Centrelanc
                           E. Amherst, NY 14051
                           Telecopy No.:  (716) 759-5480

                  Party E: Arthur J. Lalonde
                           208 Summit Avenue
                           Buffalo, NY 14214
                           Telecopy No.:  (716) 759-5508

                  Party F: Richard W. Mott
                           8546 Quincy Ct.
                           E. Amherst, NY 14051
                           Telephone No.:  (716) 759-8579

                  ITEM 4

                  Party A: /S/ LARRY T. DEANGELO
                           ---------------------------------------
                           Larry T. DeAngelo
                           Vice President and Secretary

                  Party B: /S/ EDWARD F. VOBORIL
                           ---------------------------------------
                           Edward F. Voboril
                           President and Chief Executive Officer

                  Party C: /S/ EDWARD F. VOBORIL
                           ---------------------------------------
                           Edward F. Voboril
                           President and Chief Executive Officer

                  Party D: /S/ EDWARD F. VOBORIL
                           ---------------------------------------
                           Edward F. Voboril
                           President and Chief Executive Officer

                  Party E: /S/ EDWARD F. VOBORIL
                           ---------------------------------------
                           Edward F. Voboril
                           President and Chief Executive Officer

                  Party F: /S/ EDWARD F. VOBORIL
                           ---------------------------------------
                           Edward F. Voboril
                           President and Chief Executive Officer

                  ITEM 5

                  Party A: 16
                  Party B: 27
                  Party C: 28
                  Party D: 29
                  Party E: 30
                  Party F: 31


                  ITEM 6

                  Party A: 285,000
                  Party B: 71,000
                  Party C: 128,000
                  Party D: 134,000
                  Party E: 90,000
                  Party F: 134,000

                  ITEM 7

                  Party A: November 3, 1997
                  Party B: November 3, 1997
                  Party C: November 3, 1997
                  Party D: November 3, 1997
                  Party E: November 3, 1997
                  Party F: November 6, 1997

                  ITEM 8

                  Party A: 36
                  Party B: 38
                  Party C: 39
                  Party D: 40
                  Party E: 41
                  Party F: 42

                  ITEM 9

                  Party A: 570,000
                  Party B: 142,000
                  Party C: 256,000
                  Party D: 268,000
                  Party E: 180,000
                  Party F: 268,000


                                       3